UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 2005


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  0-439                 16-0338330
  ----------------------------       --------------       -------------------
  (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)             File Number)         Identification No.)


           608 Allen Street, Jamestown, New York           14701
        -------------------------------------------       -------------
        (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events.

     On December 8, 2005, American Locker Group Incorporated issued a press release announcing an extension of its supply program for its 1118E Cluster Box Units. A copy of the press release is filed as Exhibit 99.1 hereto.


Item 9.01.      Financial Statements and Exhibits.

        (c) Exhibits

            99.1    Press Release, dated December 8, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN LOCKER GROUP INCORPORATED


                                   By:  /s/ Edward F. Ruttenberg
                                        ---------------------------------
                                        Edward F. Ruttenberg
                                        Chairman, Chief Executive Officer,
                                        Chief Operating Officer and Treasurer

Dated:  December 8, 2005








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                                  EXHIBIT INDEX


          99.1    Press Release, dated December 8, 2005.